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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                 CURRENT REPORT
                                       ON
                                    FORM 8-K
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                         PURSUANT TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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       Date of Report (date of earliest event reported): September 4, 1996

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                    FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.
             (Exact name of registrant as specified in its charter)

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         Delaware                     0-21852                    94-3123210
(State or other jurisdiction   (Commission File Number)       (I.R.S. Employer
of incorporation)                                           Identification No.)

                1265 Naperville Drive, Romeoville, Illinois 60446
                    (Address of principal executive offices)

                    (630) 759-7666/(630) 759-1744 (Facsimile)
       (Registrant's telephone and facsimile numbers, including area code)

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ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not Applicable.

ITEM 5.        OTHER EVENTS

         Franklin Ophthalmic Instruments Co., Inc. (the "Company") recently completed negotiations and reached an agreement with its principal lender, Silicon Valley Bank, (the "Bank") to convert approximately $3 million of amounts owed to the Bank by the Company under its line of credit ("Line of Credit") into shares of the Company's common stock. The Bank has further agreed to extend the maturity date with respect to amounts owed under the Line of Credit. In consideration for the agreement to renegotiate the terms of the Line of Credit, officers of the Company have agreed to guarantee repayment of up to $200,000 under the Line of Credit. The Company's agreement with its lender, which is part of the Company's overall plan to restructure its existing debt, is conditioned upon the Company's receipt of at least $1,000,000 in proceeds of a private placement of its securities.

         The Company announced the foregoing by press release dated September 4, 1996. A copy of the press release has been attached hereto as Exhibit 99.01 and is incorporated herein by reference in its entirety.

ITEM 6.        RESIGNATION OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Financial Statements.  Not Applicable.

         (b)   Pro Forma Financial Statements.  Not Applicable.

         (c)   Exhibits.  The following exhibits are included herein:

               99.01 Press Release, dated September 4, 1996, which has been incorporated by reference into the text hereof in its entirety pursuant to General Instruction F to Form 8-K. See Item 5 above.

ITEM 8.        CHANGE IN FISCAL YEAR

         Not Applicable.

                                        2

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FRANKLIN OPHTHALMIC INSTRUMENTS CO., INC.



Date:  September 6, 1996             By:  /s/ Michael J. Carroll
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                                          Michael J. Carroll, President